                              LETTER OF TRANSMITTAL
                               TO TENDER SHARES OF
                                  COMMON STOCK
                                       OF
                                LANTE CORPORATION
                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 31, 2002
                                       BY
                              SBI ACQUISITION CORP.
                            A WHOLLY-OWNED SUBSIDIARY
                                       OF
                                 SBI AND COMPANY

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                 AT MIDNIGHT, EASTERN TIME, ON AUGUST 28, 2002,
                          UNLESS THE OFFER IS EXTENDED

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.

             BY MAIL:                    BY FACSIMILE TRANSMISSION                      BY HAND:
                                     (FOR ELIGIBLE INSTITUTIONS ONLY):
  ALPINE FIDUCIARY SERVICES, INC.                                             17 STATE STREET - 28TH FLOOR
    C/O GEORGESON SHAREHOLDER                 (201) 559-1162                       NEW YORK, NY 10004
      COMMUNICATIONS, INC.                                                          ATTN: LES DELUCA
         P.O. BOX 2065                CONFIRM FACSIMILE TRANSMISSION
      SOUTH HACKENSACK, NJ                    BY TELEPHONE:
          07606-9974
                                              (201) 460-2213

                              BY OVERNIGHT COURIER:

                                111 COMMERCE ROAD
                               CARLSTADT, NJ 07072
                             ATTN: REORG. DEPARTMENT

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                   ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
     INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

----------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
                                             (SEE INSTRUCTIONS 2 AND 3)
----------------------------------------------------------------------------------------------------------------------

      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
             PLEASE FILL IN EXACTLY AS NAME(S)                                    SHARES TENDERED
               APPEAR(S) ON CERTIFICATE(S)                           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                              CERTIFICATE NUMBER(S)(1)      TOTAL NUMBER OF SHARES
                                                                                                REPRESENTED BY
                                                                                               CERTIFICATE(S)(2)
                                                             ---------------------------- ----------------------------


------------------------------------------------------------ ---------------------------- ----------------------------

(1) Need not be completed by stockholders who deliver shares of the common stock, par value $.01 per share, of Lante Corporation by book-entry transfer.

(2) Unless otherwise indicated, all Shares represented by certificates duly delivered to the Depositary will be deemed to have been tendered.

This Letter of Transmittal is to be completed only (a) by stockholders of Lante Corporation who are forwarding certificates representing Shares herewith, or (b) if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in that certain Offer to Purchase, dated July 31, 2002 (the "Offer to Purchase")), unless an Agent's Message (as defined in the Offer to Purchase) is utilized.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary on or before the expiration date of the Offer (as defined below) may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Instruction 2. Delivery of this Letter of Transmittal or any documents required hereby to the Book-Entry Transfer Facility by itself does not constitute delivery to the Depositary.


                                        (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
------------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER
SHARES BY BOOK-ENTRY TRANSFER):

         NAME OF TENDERING INSTITUTION:
                                       --------------------------------------------------------------------------------

         ACCOUNT NO.:
                     --------------------------------------------------------------------------------------------------

         TRANSACTION CODE NO.:
                              -----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

         NAME(S) OF REGISTERED HOLDER(S):
                                         ------------------------------------------------------------------------------

         WINDOW TICKET NUMBER (IF ANY):
                                       --------------------------------------------------------------------------------

         DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                            -----------------------------------------------------------

         NAME OF ELIGIBLE INSTITUTION THAT GUARANTEED DELIVERY:
                                                               --------------------------------------------------------

If delivery is by book-entry transfer, check box: [ ]

         NAME OF TENDERING INSTITUTION:
                                       --------------------------------------------------------------------------------

         ACCOUNT NO.:
                     --------------------------------------------------------------------------------------------------

         TRANSACTION CODE NO.:
                              -----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

       NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ CAREFULLY THE
              INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to SBI Acquisition Corp., a Delaware corporation (the "Purchaser"), a wholly-owned subsidiary of SBI and Company, a Utah corporation ("SBI" which may, where appropriate, include the Purchaser as SBI's wholly-owned subsidiary), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Lante Corporation, a Delaware corporation (the "Company"), at $1.10 per share payable to the tendering stockholder in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 31, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as one or both are amended or supplemented from time to time, together constitute the "Offer."

Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of each extension or amendment), the undersigned sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all Shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date such Shares are tendered (collectively, "distributions"), orders the registration of all Shares if tendered by book-entry transfer or through the automated tender offer program of the Book-Entry Transfer Facility (the "Automated Tender Offer Program") and irrevocably constitutes and appoints Alpine Fiduciary Services, Inc. (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of the Purchaser, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (1) deliver certificate(s) representing the Shares or transfer ownership of the Shares (and all distributions) in accordance with the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Shares;

         (2) present certificates for the Shares (and all distributions) for transfer on the Company's books; and

         (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares (and all distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal (or a manually executed facsimile hereof) (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of this Letter of Transmittal), the undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, as the undersigned's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares, including, without limitation, the right (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or such attorney-in-fact or proxy's substitute shall in such substitute's sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or such attorney-in-fact or proxy's substitute shall in such substitute's sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or such attorney-in-fact or proxy's substitute shall in such substitute's sole discretion deem proper with respect to, all of the Shares tendered hereby and accepted for payment by the Purchaser, and any and all distributions. Such appointment and powers are irrevocable and coupled with an interest in the tendered Shares, which is granted in consideration of the acceptance for payment of such Shares (and all Shares and any other securities issued in distributions in respect of such Shares). Such appointment will be effective when, and only to the extent that, the Purchaser accepts for payment Shares tendered by such stockholder as provided herein. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and all Shares and any other securities issued in distributions in respect of such Shares), and no subsequent powers of attorney, proxies or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent, and other rights with respect to such Shares and other related securities or rights, including voting at any meeting of stockholders.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned represents and warrants to the Purchaser that:

         (1) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and all distributions) tendered hereby;

         (2) when and to the extent the Shares (and all distributions) are accepted for payment, the Purchaser will acquire good, marketable and unencumbered title to the tendered Shares (and all distributions), free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and the Shares will not be subject to any adverse claims; and

         (3) the undersigned has read, understands and agrees to all of the terms of the Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary,Purchaser or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered (and all distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such distribution as determined by the Purchaser in its sole discretion.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the election by the undersigned to transfer the Shares to the Purchaser upon the terms and subject to the conditions of the Offer, subject to the right of withdrawal of the undersigned. The undersigned acknowledges that under no circumstances will the Purchaser pay interest on the purchase price, including, without limitation, by reason of any delay in making payment. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Acquisition Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, Shares validly tendered, or may not be required to purchase any Shares validly tendered.

The undersigned understands that only upon acceptance of Shares by the Purchaser for payment will there exist a binding agreement between the undersigned and the Purchaser requiring the Purchaser to purchase the Shares upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares withdrawn or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares withdrawn or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares withdrawn or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver the check and/or return any certificates (and any accompanying documents, as appropriate) to, the person(s) indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares tendered.

--------------------------------------------------------------------------------
                                LOST CERTIFICATES
                               (SEE INSTRUCTION 8)

[ ] Please check here if certificates for part or all of your Shares have been lost, stolen, misplaced or destroyed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)


To be completed ONLY if the check for the aggregate purchase price of Shares purchased and/or certificates for Shares withdrawn or not purchased are to be issued in the name of someone other than the undersigned.

Issue:   [ ] Check and/or
         [ ] Certificate(s) to:


Name:
     -----------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
        --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security No.:
                                               -----------------------------
                                                     (SEE FORM W-9 BELOW)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 4 AND 6)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:    [ ] Check and/or
         [ ] Certificate(s) to:


Name:
     ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                      (TO BE COMPLETED BY ALL STOCKHOLDERS)
                         (ALSO COMPLETE FORM W-9 BELOW)

-------------------------------------------------------------

-------------------------------------------------------------
SIGNATURE(S) OF OWNER(S)

Dated:                        , 2002
      ------------------------

Name(s):
        ---------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      -------------------------------------------------------
Address:
        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            -------------------------------------------------

Taxpayer Identification or Social Security No.:
                                               ------------------------------
                                                     (SEE FORM W-9 BELOW)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 4.
                        TO BE COMPLETED ONLY IF REQUIRED
                             BY SUCH INSTRUCTIONS.)

Name of Firm:
             ----------------------------------------------------------------

Authorized Signature:
                     --------------------------------------------------------

Name(s):
        ---------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      -------------------------------------------------------

Address:
        ---------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            -------------------------------------------------

Dated:                        , 2002
      ------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

l. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if the Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal, on all certificates endorsed to a person other than the registered holder(s) thereof and on all stock powers must be guaranteed by an Eligible Institution. See Instruction 4. An "Eligible Institution" means any one of the following: (1) banks (as defined in Section 3(a) of the Federal Deposit Insurance Act, as amended); (2) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Securities Exchange Act of 1934, as amended); (3) credit unions (as defined in Section 19(b)(1)(A) of the Federal Reserve Act, as amended); (4) national securities exchanges, registered securities associations and clearing agencies (as used under the Securities Exchange Act of 1934, as amended); and (5) savings associations (as defined in
Section 3(b) of the Federal Deposit Insurance Act, as amended), which, in each case, are members of an approved Medallion Signature Guarantee Program.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if share certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), together with any required signature guarantees, an Agent's Message (in connection with a book-entry transfer), or the ATOP Acknowledgment (as defined in the Offer to Purchase) in the case of tender through the Automated Tender Offer Program, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of its addresses prior to the Expiration Date, (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary prior to the Expiration Date, or (iii) Shares must be delivered pursuant to the Book-Entry Transfer Facility's procedures for the Automated Tender Offer Program (to the extent such program is available to them for the Shares they wish to tender) or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein.

Stockholders whose certificates for Shares are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures or the Automated Tender Offer Program procedures of the Book-Entry Transfer Facility on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure identified in the Offer to Purchase.

Pursuant to the guaranteed delivery procedures outlined in the Offer to Purchase, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided with the Offer to Purchase, must be received by the Depositary prior to the Expiration Date as provided in the Notice of Guarantee Delivery and (c) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation or confirmation of proper tender under the Automated Tender Offer Program procedures of the Book-Entry Transfer Facility, in each case with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), with any required signature guarantees, in the case of a book-entry transfer, an Agent's Message, or the ATOP Acknowledgment in the case of a tender through the Automated Tender Offer Program and any other required documents must be received by the Depositary within three trading days after the execution of the Notification of Guaranteed Delivery..

Participants in the Book-Entry Transfer Facility may tender their Shares in accordance with the Automated Tender Offer Program to the extent it is available to them for the Shares they wish to tender. A stockholder tendering through the Automated Tender Offer Program must expressly acknowledge that the stockholder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against the stockholder.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE SHARES WILL BE DEEMED DULY DELIVERED ONLY WHEN CERTIFICATES, THE APPLICABLE BOOK-ENTRY CONFIRMATION OR THE CONFIRMATION OF TENDER THROUGH THE AUTOMATED TENDER OFFER PROGRAM IN ACCORDANCE WITH THE PROCEDURES OF THE BOOK-ENTRY TRANSFER FACILITY IS ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates for Shares without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, each person must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates for Shares, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies of the Letter of Transmittal) as there are different registrations of certificates for Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of the certificates for transfer or separate stock powers are required unless payment of the purchase price is to be made to, or Shares withdrawn or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) for Shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates for Shares or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate for Shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority of such person so to act.

5. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal, and the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate purchase price is to be made to, or Shares withdrawn or not purchased are to be registered in the name of, any person other than the registered holder(s), or if such Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or any Shares withdrawn or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares withdrawn or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

7. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its discretion, which determination will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful . The Purchaser also reserves the absolute right, subject to the terms of the Acquisition Agreement (as defined in the Offer to Purchase) to waive any condition of the Offer or any defect or irregularity in the tender of any particular Shares or any particular stockholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Purchaser, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notification of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give such notification.

8. LOST, STOLEN, MISPLACED OR DESTROYED CERTIFICATES. If any certificate representing Shares has been lost, stolen, misplaced or destroyed, such fact should be indicated in the box captioned "Lost Certificates." In such event, you should contact the Depositary immediately at the address and telephone number set forth on the first page of this Letter of Transmittal. In such event, the Depositary will forward additional documentation necessary to be completed in order to effectively surrender such lost, stolen, misplaced or destroyed certificates. This Letter of Transmittal and the related documents cannot be processed and the purchase price with respect to the relevant Shares will not be paid unless the procedures for replacing lost, stolen, misplaced or destroyed certificates have been followed in a timely manner.

9. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, 30% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct, or unless another exemption applies. Therefore, each tendering stockholder that is a United States resident taxpayer must complete and sign the Form W-9 attached to this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's foreign status. Such forms may be obtained from the Depositary.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed on the back cover of this Letter of Transmittal.

IMPORTANT: (I) THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES,
(II) IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, OR (III) THE ATOP ACKNOWLEDGMENT IN THE CASE OF A TENDER THROUGH THE AUTOMATED TENDER OFFER PROGRAM, AND, IN EACH CASE, ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER OR PURSUANT TO THE PROCEDURES FOR THE AUTOMATED TENDER OFFER PROGRAM, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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Form W-9
(Rev. January 2002)
                                        REQUEST FOR TAXPAYER                                                   GIVE FORM TO THE
Department of the               IDENTIFICATION NUMBER AND CERTIFICATION                                        REQUESTER. DO NOT
Treasury Internal                                                                                               SEND TO THE IRS.
Revenue Service
--------------------- -------------------------------------------------------------------------------------- -----------------------
 PRINT       Name
  OR
 TYPE        -----------------------------------------------------------------------------------------------------------------------
             Business name, if different from above
  See
SPECIFIC     -----------------------------------------------------------------------------------------------------------------------
INSTRUC-                                Individual/                                                                Exempt from back-
 TIONS       Check appropriate box: / / Sole proprietor  / / Corporation  / / Partnership  / / Other > ------  / / up withholding
  on         -----------------------------------------------------------------------------------------------------------------------
page 2.      Address (number, street, and apt. or suite no.)                     Requester's name and address (optional)

             -------------------------------------------------------------------
             City, state, and ZIP code

             ------------------------------------------------------------------- ---------------------------------------------------
             List account number(s) here (optional)

------------ -----------------------------------------------------------------------------------------------------------------------
PART I           TAXPAYER IDENTIFICATION NUMBER (TIN)
------------ -----------------------------------------------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN).  --------------------------------
HOWEVER, FOR A RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE THE PART I INSTRUCTIONS  SOCIAL SECURITY NUMBER
ON PAGE 2. For other entities, it is your employer identification number (EIN). If you do not have        _ _ _ - _ _ - _ _ _ _
a number, see HOW TO GET A TIN on page 2.                                                           --------------------------------
                                                                                                                  OR
NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE CHART ON PAGE 2 FOR GUIDELINES ON WHOSE      --------------------------------
NUMBER TO ENTER.                                                                                    EMPLOYER IDENTIFICATION NUMBER
                                                                                                          _ _ - _ _ _ _ _ _ _
------------ -----------------------------------------------------------------------------------------------------------------------
PART II          CERTIFICATION
------------ -----------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND
2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the
   Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND
3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
------------ -----------------------------------------------------------------------------------------------------------------------
SIGN             SIGNATURE OF
HERE             U.S. PERSON >                                                         DATE >
------------ -----------------------------------------------------------------------------------------------------------------------
PURPOSE OF FORM                             WHAT IS BACKUP WITHHOLDING? Persons making     5. You do not certify to the requester
                                            certain payments to you must under certain   that you are not subject to backup
A person who is required to file an         conditions withhold and pay to the IRS 30%   withholding under 4 above (for reportable
information return with the IRS must get    of such payments AFTER December 31, 2001     interest and dividend accounts opened
your correct taxpayer identification        (29% AFTER December 31, 2003). This is       after 1983 only).
number (TIN) to report, for example,        called "backup withholding." Payments that     Certain payees and payments are exempt
income paid to you, real estate             may be subject to backup withholding         from backup withholding. See the
transactions, mortgage interest you paid,   include interest, dividends, broker and      instructions on page 2 and the separate
acquisition or abandonment of secured       barter exchange transactions, rents,         INSTRUCTIONS FOR THE REQUESTER OF FORM
property, cancellation of debt, or          royalties, nonemployee pay, and certain      W-9.
contributions you made to an IRA.           payments from fishing boat operators. Real
  USE FORM W-9 ONLY IF YOU ARE A U.S.       estate transactions are not subject to       PENALTIES
PERSON (including a resident alien), to     backup withholding.
give your correct TIN to the person           You will NOT be subject to backup          FAILURE TO FURNISH TIN. If you fail to
requesting it (the requester) and, when     withholding on payments you receive if you   furnish your correct TIN to a requester,
applicable, to:                             give the requester your correct TIN, make    you are subject to a penalty of $50 for
  1. Certify the TIN you are giving is      the proper certifications, and report all    each such failure unless your failure is
correct (or you are waiting for a number    your taxable interest and dividends on       due to reasonable cause and not to willful
to be issued),                              your tax return.                             neglect.
  2. Certify you are not subject to backup  PAYMENTS YOU RECEIVE WILL BE SUBJECT TO      CIVIL PENALTY FOR FALSE INFORMATION WITH
withholding, or                             BACKUP WITHHOLDING IF:                       RESPECT TO WITHHOLDING. If you make a
  3. Claim exemption from backup              1. You do not furnish your TIN to the      false statement with no reasonable basis
withholding if you are a U.S. exempt        requester, or                                that results in no backup withholding, you
payee.                                        2. You do not certify your TIN when        are subject to a $500 penalty.
  IF YOU ARE A FOREIGN PERSON, USE THE      required (see the Part II instructions on    CRIMINAL PENALTY FOR FALSIFYING
APPROPRIATE FORM W-8. See PUB. 515,         page 2 for details), or                      INFORMATION. Willfully falsifying
Withholding of Tax on Nonresident Aliens      3. The IRS tells the requester that you    certifications or affirmations may subject
and Foreign Entities.                       furnished an incorrect TIN, or               you to criminal penalties including fines
                                              4. The IRS tells you that you are          and/or imprisonment.
NOTE: IF A REQUESTER GIVES YOU A FORM       subject to backup withholding because you    MISUSE OF TINS. If the requester discloses
OTHER THAN FORM W-9 TO REQUEST YOUR TIN,    did not report all your interest and         or uses TINs in violation of Federal law,
YOU MUST USE THE REQUESTER'S FORM IF IT IS  dividends on your tax return (for            the requester may be subject to civil and
SUBSTANTIALLY SIMILAR TO THIS FORM W-9.     reportable interest and dividends only), or  criminal penalties.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Form W-9 (Rev. 1-2002)

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Form W-9 (Rev. 1-2002)                                                                                                        Page 2
------------------------------------------------------------------------------------------------------------------------------------
SPECIFIC INSTRUCTIONS                     Application for IRS Individual Taxpayer      PRIVACY ACT NOTICE
                                          Identification Number, to apply for an
NAME. If you are an individual,           ITIN, or FORM SS-4, Application for          Section 6109 of the Internal Revenue
you must generally enter the name         Employer Identification Number, to apply     Code requires you to give your
shown on your social security             for an EIN. You can get Forms W-7 and        correct TIN to persons who must file
card. However, if you have changed        SS-4 from the IRS by calling                 information returns with the IRS to
your last name, for instance, due         1-800-TAX-FORM (1-800-829-3676) or from      report interest, dividends, and certain
to marriage without informing the         the IRS Web Site at WWW.IRS.GOV.             other income paid to you, mortgage
Social Security Administration of           If you are asked to complete Form W-9      interest you paid, the acquisition or
the name change, enter your first         but do not have a TIN, write "Applied        abandonment of secured property,
name, the last name shown on your         For" in the space for the TIN, sign and      cancellation of debt, or contributions
social security card, and your new        date the form, and give it to the            you made to an IRA or Archer MSA. The
last name.                                requester. For interest and dividend         IRS uses the numbers for identification
  If the account is in joint names,       payments, and certain payments made with     purposes and to help verify the
list first and then circle the name       respect to readily tradable instruments,     accuracy of your tax return. The IRS
of the person or entity whose number      generally you will have 60 days to get       may also provide this information to the
you enter in Part I of the form.          a TIN and give it to the requester before    Department of Justice for civil and
  SOLE PROPRIETOR. Enter your             you are subject to backup withholding on     criminal litigation, and to cities,
INDIVIDUAL name as shown on your          payments. The 60-day rule does not apply     states, and the District of Columbia to
social security card on the "Name"        to other types of payments. You will be      carry out their tax laws.
line. You may enter your business,        subject to backup withholding on all such      You must provide your TIN whether or
trade, or "doing business as (DBA)"       payments until you provide your TIN to       not you are required to file a tax return.
name on the "Business name" line.         the requester.                               Payers must generally withhold 30% of
  LIMITED LIABILITY COMPANY (LLC).        NOTE: WRITING "APPLIED FOR" MEANS THAT YOU   taxable interest, dividend, and certain
If you are a single-member LLC            HAVE ALREADY APPLIED FOR A TIN OR THAT YOU   other payments to a payee who does not
(including a foreign LLC with a           INTEND TO APPLY FOR ONE SOON.                give a TIN to a payer. Certain penalties
domestic owner) that is disregarded       CAUTION: A DISREGARDED DOMESTIC ENTITY THAT  may also apply.
as an entity separate from its owner      HAS A FOREIGN OWNER MUST USE THE
under Treasury regulations section        APPROPRIATE FORM W-8.                        WHAT NAME AND NUMBER TO GIVE THE REQUESTER
301.7701-3, ENTER THE OWNER'S NAME ON                                                  -------------------- ---------------------
THE "NAME" LINE. Enter the LLC's name     PART II--CERTIFICATION                       FOR THIS TYPE OF     GIVE NAME AND SSN OF:
on the "Business name" line.                                                           ACCOUNT:
  OTHER ENTITIES. Enter your business     To establish to the withholding agent that   -------------------- ---------------------
name as shown on required Federal tax     you are a U.S. person, or resident alien,    1. Individual        The individual
documents on the "Name" line. This name   sign Form W-9. You may be requested to       2. Two or more       The actual owner of
should match the name shown on the        sign by the withholding agent even if           individuals       the account or, if
charter or other legal document creating  items 1, 3, and 5 below indicate otherwise.     (joint account)   combined funds, the
the entity. You may enter any business,     For a joint account, only the person                            first individual on
trade, or DBA name on the "Business       whose TIN is shown in Part I should sign                          the account 1
name" line.                               (when required). Exempt recipients, see      3. Custodian         The minor 2
  EXEMPT FROM BACKUP WITHHOLDING. If      EXEMPT FROM BACKUP WITHHOLDING above.           account of a
you are exempt, enter your name as        SIGNATURE REQUIREMENTS. Complete the            minor (Uniform
described above, then check the           certification as indicated in 1 through         Gift to Minors
"Exempt from backup withholding"          5 below.                                        Act)
box in the line following the             1. INTEREST, DIVIDEND, AND BARTER            4. a. The usual      The grantor-trustee 1
business name, sign and date the          EXCHANGE ACCOUNTS OPENED BEFORE 1984               revocable
form.                                     AND BROKER ACCOUNTS CONSIDERED ACTIVE              savings trust
  Individuals (including sole             DURING 1983. You must give your correct            (grantor is
proprietors) are not exempt from          TIN, but you do not have to sign the               also trustee)
backup withholding. Corporations          certification.                                  b. So-called      The actual owner 1
are exempt from backup withholding        2. INTEREST, DIVIDEND, BROKER, AND                 trust account
for certain payments, such  as            BARTER EXCHANGE ACCOUNTS OPENED AFTER              that is not a
interest and dividends. For more          1983 AND BROKER ACCOUNTS CONSIDERED                legal or valid
information on exempt payees, see         INACTIVE DURING 1983. You must sign the            trust under
the Instructions for the Requester        certification or backup withholding will           state law
of Form W-9.                              apply. If you are subject to backup          5. Sole              The owner 3
  If you are a nonresident alien or a     withholding and you are merely providing        proprietorship
foreign entity not subject to backup      your correct TIN to the requester, you       -------------------- ---------------------
withholding, give the requester the       must cross out item 2 in the certification   FOR THIS TYPE OF     GIVE NAME AND EIN OF:
appropriate completed Form W-8. NOTE:     before signing the form.                     ACCOUNT:
IF YOU ARE EXEMPT FROM BACKUP               3. REAL ESTATE TRANSACTIONS. You must      -------------------- ---------------------
WITHHOLDING, YOU SHOULD STILL             sign the certification. You may cross out    6. Sole              The owner 3
COMPLETE THIS FORM TO AVOID               item 2 of the certification.                    proprietorship
POSSIBLE ERRONEOUS BACKUP WITHHOLDING.      4. OTHER PAYMENTS. You must give your      7. A valid trust,    Legal entity 4
                                          correct TIN, but you do not have to sign        estate, or
PART I--TAXPAYER IDENTIFICATION NUMBER    the certification unless you have been          pension trust
(TIN)                                     notified that you have previously given an   8. Corporate         The corporation
                                          incorrect TIN. "Other payments" include      9. Association,      The organization
ENTER YOUR TIN IN THE APPROPRIATE BOX.    payments made in the course of the              club, religious,
  If you are a RESIDENT ALIEN and you     requester's trade or business for rents,        charitable,
do not have and are not eligible to get   royalties, goods (other than bills for          educational, or
an SSN, your TIN is your IRS individual   merchandise), medical and health care           other tax-exempt
taxpayer identification number (ITIN).    services (including payments to corporations)   organization
Enter it in the social security number    payments to a nonemployee for services,      10.Partnership       The partnership
box. If you do not have an ITIN, see      payments to certain fishing boat crew        11.A broker or       The broker or nominee
HOW TO GET A TIN below.                   members and fishermen, and gross proceeds       registered
  If you are a SOLE PROPRIETOR and you    paid to attorneys (including payments to        nominee
have an EIN, you may enter either your    corporations).                               12.Account with the  The public entity
SSN or EIN. However, the IRS prefers that   5. MORTGAGE INTEREST PAID BY YOU,             Department of
you use your SSN.                         ACQUISITION OR ABANDONMENT OF SECURED           Agriculture in
  If you are an LLC that is DISREGARDED   PROPERTY, CANCELLATION OF DEBT, QUALIFIED       the name of a
AS AN ENTITY separate from its owner      TUITION PROGRAM PAYMENTS (UNDER SECTION 529),   public entity
(see LIMITED LIABILITY COMPANY (LLC)      IRA OR ARCHER MSA CONTRIBUTIONS OR              (such as a state
above), and are owned by an individual,   DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You   or local
enter your SSN (or "pre-LLC" EIN, if      must give your correct TIN, but you do          government,
desired). If the owner of a disregarded   not have to sign the certification.             school district,
LLC is a corporation, partnership, etc.,                                                  or prison) that
enter the owner's EIN.                                                                    receives agricul-
NOTE: SEE THE CHART ON THIS PAGE FOR                                                      tural program
FURTHER CLARIFICATION OF NAME AND TIN                                                     payments
COMBINATIONS. HOW TO GET A TIN. If you do                                              -------------------- ---------------------
not have a TIN, apply for one                                                          1 List first and circle the name of
immediately. To apply for an SSN, get                                                  the person whose number you furnish.
FORM SS-5, Application for a Social                                                    If only one person on a joint account has
Security Card, from your local Social                                                  an SSN, that  person's number must be
Security Administration office. Get                                                    furnished.
FORM W-7,                                                                              2 Circle the minor's name and furnish the
                                                                                       minor's SSN.
                                                                                       3 YOU MUST SHOW YOUR INDIVIDUAL  NAME,
                                                                                       but you may also enter your business or
                                                                                       "DBA" name. You may use either your SSN
                                                                                       or EIN (if you  have one).
                                                                                       4 List first and circle the name of
                                                                                       the legal trust, estate, or pension
                                                                                       trust. (Do not furnish the TIN of the
                                                                                       personal representative or trustee unless
                                                                                       the legal entity itself is not designated
                                                                                       in the account title.)

                                                                                       NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN
                                                                                       ONE NAME IS LISTED, THE NUMBER WILL BE
                                                                                       CONSIDERED TO BE THAT OF THE FIRST NAME
                                                                                       LISTED.

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.

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                  BY MAIL:                            BY FACSIMILE TRANSMISSION                            BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
 c/o Georgeson Shareholder Communications,                  (201) 559-1162                            New York, NY 10004
                    Inc.                                                                               Attn: Les DeLuca
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                 07606-9974
                                                           (201) 460-2213

                              BY OVERNIGHT COURIER:

                                111 Commerce Road
                               Carlstadt, NJ 07072
                             Attn: Reorg. Department


                     THE INFORMATION AGENT FOR THE OFFER IS:

                          GEORGESON [LOGO] SHAREHOLDER

                   GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004

                        BANKS AND BROKERS: (212) 440-9800
                    ALL OTHERS CALL TOLL FREE: (800) 947-2514


                      THE DEALER MANAGER FOR THE OFFER IS:

                        GEORGESON SHAREHOLDER SECURITIES

                  GEORGESON SHAREHOLDER SECURITIES CORPORATION
                           17 STATE STREET, 10TH FLOOR
                            NEW YORK, NEW YORK 10004

                        BANKS AND BROKERS: (212) 440-9800
                    ALL OTHERS CALL TOLL FREE: (800) 445-1790

                                  JULY 31, 2002